NATIONS FUNDS TRUST

Nations Marsico Focused Equities Fund, Nations Marsico Growth Fund, Nations LifeGoal Growth Portfolio, Nations LifeGoal Balanced Growth Portfolio and Nations LifeGoal Income and Growth Portfolio
(collectively the "Funds")

Supplement dated April 7, 2004
to Prospectuses dated August 1, 2003, as supplemented

The prospectuses for the Funds are hereby supplemented as follows:

Effective April 30, 2004, Mr. James A. Hillary will no longer co-manage Nations Marsico Focused Equities Master Portfolio and Nations Marsico Growth Master Portfolio with Mr. Thomas F. Marsico. Effective on that date, Mr. Marsico will become the sole portfolio manager of Nations Marsico Focused Equities Master Portfolio and Nations Marsico Growth Master Portfolio, in which Nations Marsico Focused Equities Fund and Nations Marsico Growth Fund invest all of their assets, respectively (Nations LifeGoal Portfolios may allocate assets to Nations Marsico Focused Equities Fund from time to time). All references to the portfolio management of Nations Marsico Focused Equities Fund and Nations Marsico Growth Fund throughout the prospectuses should be read in accordance with the above information.

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